TURNER FUNDS

Turner Emerging Growth Fund

Institutional Class

Investor Class

Supplement dated December 2, 2015

to the Prospectus dated January 31, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

Effective January 31, 2016, the principal investment strategy of the Turner Emerging Growth Fund (the “Fund”) will change.  The Fund’s investment objective, capital appreciation, will remain the same, and the Fund’s management does not anticipate that the Fund will significantly alter its current holdings to comply with the new investment strategy.  Effective January 31, 2016, the Fund will also change its name to the “Turner SMID Cap Growth Opportunities Fund.”  On that date, the Fund will change its investment strategy from investing primarily in equity securities of U.S. companies with small and very small market capitalizations that Turner believes have strong earnings growth potential to investing primarily (at least 80% of its net assets) in equity securities of U.S. companies with small and mid market capitalizations that Turner believes have strong earnings growth potential.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days prior notice to shareholders.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.